Introducing

LEGACY Education Alliance, Inc.

Impact Investing Focus: Transforming EdTech Platform to Serve Disadvantaged Communities, from Degree Completion to Social Housing and Substance Abuse Recovery Solutions

OTCQB: LEAI

July 2022

Websites

legacyeducationalliance.com
legacydegree.com
myeliteportal.com
club.legacyeducation.com
legacyopenlibrary.org
youtube.com/EliteLegacyEducation

FORWARD LOOKING STATEMENT

This presentation has been prepared by Legacy Education Alliance, Inc. (the 'Company') and includes information from sources believed by management to be reliable. No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein. The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice. This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be "forward-looking statements". These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct. All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, investments, partnerships and collaborations, capital expenditures, or statements expressing general optimism about future operating results) are forward-looking statements. Statements preceded by, followed by or that otherwise include the words "believe," "anticipate," "estimate," "expect," "intend," "plan," "project," "prospects," "outlook," and similar words or expressions, or future or conditional verbs such as "will," "should," "would," "may," and "could" are generally forward-looking in nature and not historical facts. Actual results could differ materially from those reflected in the forward-looking statements contained herein as a result of a variety of factors, many of which are beyond the Company's control. Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under "Risk Factors" in our Form 10-K filed with the U.S. Securities and Exchange Commission ("SEC") on March 31, 2022 for the year ended December 31, 2021. This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks involving our company. For additional risks and uncertainties that could impact the Company's forward-looking statements, please see the Company's Form 10-K, filed on March 31, 2022, which the Company has filed with the SEC and which may be viewed at http://www.sec.gov. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security.

VISION AND MISSION: Legacy Education

Inspire, Motivate & Deliver

FAMILY OFFICE EXPERIENCES

Through the network of Family Office Experiences we are seeking engagement with successful business leaders committed to building an army of mentors to bring generational wealth to the under served.

Through the Legacy Education platform, impact investors can dramatically uplift families and communities with relatively small investments.

For many veterans, the formerly incarcerated, foster children, and those recovering from mental health and substance abuse issues, the path to success will start with the education and mentoring products and services we aim to provide.



FIGURE 11: RACIAL AND ETHNIC COMPOSITION BY HOUSING TYPE
White, non-Hispanic
Hispanic
Black, non-Hispanic
Asian
Other
Interracial Couple
All Households
65%
12%
12%
4%
5%
2%
Renter Households
50%
19%
19%
5%
4%
3%
Extremely Low-Income Renter Households
43%
21%
26%
5%
1%
3%
Source: 2018 ACS PUMS



Differences in Bachelor's Receipt by Age 24 by Family Income
Top
Third
Second
Bottom



Poor children who move to lower-poverty neighborhoods do much better as adults
31%
higher annual incomes
$302,000
higher lifetime earnings
32%
more likely to attend college
26%
girls less likely to become single mothers
Source: Chetty et al., 2015

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MARKETING FUNNEL

Leveraging Athlete Branding to Deliver on Vision and Mission

STADIUM EVENTS

Sports Education

Legacy Degree

Social Housing

Entrepreneur Training

Products:

- *Credit Repair*
- *Financial Literacy*
- *Salon Franchising*
- *Trading*
- *Real Estate Investment*



ATHLETE BRANDING

With athletes as our Visionary and Brand Leaders:

We aim to leverage partnerships with non-profits and government agencies to maximize engagement with underserved communities while minimizing digital marketing costs.

With a broad spectrum of products and services being assembled, we anticipate fulfilling needs and maximizing profits in diverse communities.

CONNECT

Sports Education as a Conduit to Life Skills and Continued Education

Each year, there are roughly 180,000 athletic scholarships available for the NCAA's D-I and D-II schools. The NCAA requires that a student-athlete meet certain academic requirements in high school, before becoming eligible for an athletic scholarship

The average career of an NFL player is 3.3 years.
To succeed in life, athletes need financial skills and an education and career path to support their families for many years beyond their NFL career.

Fewer than 2 percent of NCAA student-athletes go on to be professional athletes, and even fewer become athletes with full careers. In reality, most student-athletes depend on academics to prepare them for life after college. Education is important. There are more than 460,000 NCAA student-athletes, and most of them will go pro in something other than sports.


BULLS
23





TARGET MARKET DEMOGRAPHICS:

HIGH SCHOOL

JUNIOR COLLEGE

VOCATIONAL SCHOOLS

PARENTS

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

LEGACY DEGREE

Business Strategy

COST AND TIME LEADER

Hybrid online education.
“4 year” degree for under $10,000 in less than 18 months.

BUILD COMMUNITY TO FACILITATE SUCCESS

Establish network of tutors, career guidance counselors, and marketers to give students video and in-person guidance.

FOCUS ON CAREER PATH AND LIFE GOALS

Partner with professional programs such as accounting, social work, abuse counseling, and nursing.

Illustration: GOODWILL MISSION

Goodwill® works to enhance the dignity and quality of life of individuals and families by strengthening communities, eliminating barriers to opportunity, and helping people in need reach their full potential through learning and the power of work.

DEGREE COMPLETION PLATFORM

Legacy is building its online degree business in partnership with Coopersmith Career Consulting, with over 15,000 students having completed their degrees and career plans

TARGET FOR TOP LINE REVENUE

5% online degree market share (150k students / year) would generate top line revenue in excess of $1 bn / year

A COST LEADER

At approximately $10k or less for a full Bachelor's degree, we are a cost leader

STRATEGIC INVESTMENT OPPORTUNITY

Brick and Mortar Vocational Schools

- We are targeting investments in brick and mortar vocational schools, and have initially identified a prospective acquisition with 8 locations
- Campus locations: Chicago IL (2), Naperville IL, Evergreen Park IL, Florence KY, Columbus OH, Canton OH, Parma Heights OH
- Offers programs in Nursing, Allied Health, Business & IT and ESL
- Offers Hybrid and Online programs
- Average enrollment – 1,520 students
- Partnered with prominent hospitals – U of Chicago Medicine, Advocate Aurora, Rush etc.
- Generated $22.5M in aggregate Revenue in 2021
- Net Operating Income $2.1M in 2021
- Total value $23.4M



Healthcare 16%
Nursing, 41%
International Business & IT 30%
International ESL 13%

By investing and partnering with brick and mortar vocational schools focused on healthcare, we can maximize our ability to deliver career focused education.

We believe that online courses paired with practical training is the lowest cost approach to training our future healthcare providers

Enrollment by Program

Program	Number of Students
Nursing	627
Healthcare	462
Business & IT	231
ESL	200

LOCATIONS



Kenosha
Detroit
Dearborn
Ann Arbor
Kalamazoo
Battle Creek
Naperville
Joliet
South Bend
Elkhart
Toledo
Sandusky
Akron
Canton
Fort Wayne
Findlay
Lima
Lafayette
Champaign
INDIANA
Muncie
Carmel
Indianapolis
OHIO
Springfield
Dayton
Zanesville
Terre Haute
Greenwood
Mason
Bloomington
Columbus
Florence
Wayne National Forest
Huntington
Louisville
Frankfort
Lexington
Evansville

GROWTH OPPORTUNITIES

- Generate additional $27mil in Gross Annual Revenue and additional $9mil in Net Operating Income in five (5) years from current locations
- Expansion to additional locations in Lexington KY, Louisville KY, Youngstown OH, Dayton OH and Toledo OH
- Add new programs in Physical Therapy, Dental Hygiene and Computer Science

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

IMPACT INVESTING STRATEGY

Social Housing

There are far more vacant homes than homeless people in America.
The bottleneck is not properties or capital, but management expertise in providing the services needed by veterans, children aging out of the foster care system, and people who were formerly incarcerated or recovering from mental health issues and substance abuse.

We aim to raise $1 billion to invest in social housing to both help under served communities and create profits for our shareholders. “Impact Investing” and “Doing Well by Doing Good” are not just phrases. By working with family offices and hedge funds we expect to deploy capital and business expertise to go beyond charity.


Barry Kostiner
Chairman & CEO at Sagaliam Acquisition Corp.
5d •
There are far more vacant homes than homeless people in America. The bottleneck is not properties or capital, but management expertise in providing the services neec ...see more
Play
4:13

LinkedIn Post

Before



After









Our First Planned Project

Our first planned project is a property with over 500 homes near Birmingham, AL. The acquisition benefits from local government support

By working with local service and government organizations, we would seek to transform this to a social housing project and increase revenues by 200 – 400%

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

STRATEGIC INVESTMENT

Affiliate Investment Vehicles

ILLUSTRATIVE INVESTMENTS:

- Social Housing: $10 mm initial investment fund
  - Initial focus: Ohio, Georgia and Florida
- Internal hedge fund: $10 mm initial investment
  - Managed by former Goldman / Merrill / Millennium portfolio manager
- Vocational Colleges: $5 mm initial investment
- Public real estate investment vehicle: $100+ mm
- Open ended opportunistic investment platform

Through relationships with FOE and the Legacy Education network, Legacy's infrastructure can be leveraged to partner with employees and students to close real estate and financial investments

INVESTMENT PLATFORM

Vehicles: SPACs, Public REITs, Hedge Fund, Venture Capital

APPENDIX

Legacy Education: Platform and Background

EDUCATION INFRASTRUCTURE PLATFORM

Building on 25-year investment in people and systems

PEOPLE

With a 20 person core team and Philippines call center we can rebuild a global education business,

But this time focus on profitability and digital delivery

SYSTEMS

Legacy has invested over $10 mm in Oracle Netsuite ERP software infrastructure to manage over $800 mm in sales

Year		North America Revenue	North America Rich Dad Revenue Percentage	UK Revenue	UK Rich Dad Revenue Percentage	Other Foreign Markets Revenue	Other Foreign Markets Rich Dad Revenue Percentage	Total		Royalties Paid
2014		$ 74.2	96.3%	$ 8.1	49.7%	$ 0.8	23.0%	$ 83.1		$ 6.3
2015		59.7	92.2%	7.1	40.8%	0.5	9.0%	67.3		5.5
2016		51.0	87.8%	5.4	30.5%	10.2	76.8%	66.6		4.3
2017		50.5	88.4%	4.3	20.2%	15.7	82.1%	70.5		4.7
2018		44.6	84.1%	5.1	83.7%	19.3	97.2%	69.0		3.4
2019		43.5	79.9%	3.5	84.6%	16.9	100.0%	63.9		3.4
2020		16.9	71.6%	0.7	87.5%	0.7	46.7%	18.3		-
2021		2.5	50.0%	1.8	66.7%	-	0.0%	4.3		-
	Total	$ 342.9		$ 36.0		$ 64.1		$ 443.0		$ 27.6


RICH DAD
POOR DAD
ROBERT T. KIYOSAKI

Basic and Advanced Level Trainings Courses Are Delivered Via:

Live Classroom | Live Online | On-Demand | 1-on-1 Mentoring & Coaching

Course Offerings (partial list)


BANK
Foreclosure
Strategies
F.A.C.T
H.I.T.S
OPTIONS
MASTER TRADER
FOREX
Elite
FOREX

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

MANAGEMENT AND INVESTMENT LEADERSHIP

Structured Investments

Barry J. Kostiner

In his role as Senior Director of Structured Investments for Family Office Experiences, Barry Kostiner is focused on impact investing and partnering with family offices on the origination of Nasdaq investment vehicles. Areas of focus include real estate, energy and Africa.

Mr. Kostiner serves as the CEO of Legacy Education Alliance, Inc. (OTCQB: LEAI). Legacy Education has had cumulative education revenues in excess of $500 million over the past decade, prior to the Covid-19 pandemic. Additionally, Mr. Kostiner is serving as the CEO of Sagaliam Acquisition Corp (Nasdaq: SAGAU) and worked with EF Hutton to raise $115 mm to fund the IPO in December 2021.

Legacy Education provides online degrees and practical, high-quality, and value-based educational training on personal finance, entrepreneurship, trading and real estate investing strategies and techniques. Legacy Education has transitioned to focusing on impact investing and providing education and career resources to underserved communities, in addition to serving its established customer base.

Previous experiences include restructuring of a Nasdaq global SAP IT services company, the Nasdaq listing of a cannabinoid pharma company, data analytics for nursing homes and advising an Indian AI incubator. Mr. Kostiner's 20-year career in energy includes eight years at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management, as well as serving as the CEO of an oil & gas SPAC.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

legacyeducationalliance.com

Future

FOE



Foundations

MERRILL
A BANK OF AMERICA COMPANY

Goldman Sachs

HARVARD UNIVERSITY

McKinsey & Company

Massachusetts Institute of Technology




NASDAQ CONGRATULATES
SAGALIAM
ACQUISITION CORP
ON THEIR IPO!
Nasdaq

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

GUIDANCE AND INSPIRATION

Andrew E. McDonald

A natural-born networker, entrepreneur, salesman and seeker, Andrew brings more than 20 years of multi-sector entrepreneurship and real estate experience to Legacy Education and Family Office Experiences. With a passion for helping others and a gift for identifying opportunity and potential, he is uniquely suited to bring out the highest values in investments.

Andrew has helped to form, launch and scale numerous businesses in a variety of industries. He has worked extensively with leaders of industry, A-list celebrities and a broad range of family offices as a trusted advisor.

Through his leadership role in Family Office Experiences, Andrew is partnering with some of the most significant global investors to create new paradigms for impact investing.

Andrew's journey has been anything but static. His life experience reflects common threads in a remarkable story — his commitment to demonstrating and inspiring peak performance and his passion to help people fulfill their dreams. His interest in real estate and entrepreneurship began in grade school, and upon his arrival in the arena, he quickly exhibited his competitive edge — the unique brand that has become his trademark.

theandrewmcdonald.com



Laguna Beach mansion selling for $14 million created by designer of Qatar palace





Robert Herjavec has found his latest investment in Newport Beach.

The businessman and "Shark Tank" star has purchased a waterfront home through a trust for $7.95 million.

VALUATION VISION: EdTech / Legacy Degree

Generating Profits in a Cash Burn World

EdTech comps have high valuations with negative earnings. Legacy Education is confident it's profit model is poised to dominate.

	2021					**2020**				
	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY	Coursera COUR	Amsite AMST	Aspen ASPU	2U TWOU	Udemy UDMY
Revenue	415,287,000	674,580	67,812,520	945,682,000	518,157,000	293,511,000	59,749	49,061,080	774,533,000	429,899,000
Gross Profit	249,533,000	674,580	52,537,389	676,317,000	282,133,000	154,665,000	59,749	39,421,758	540,714,000	220,646,000
GM %	60%	100%	77%	72%	54%	53%	100%	80%	70%	51%
Operating Costs	392,596,000	8,648,592	58,028,529	843,755,000	357,540,000	221,248,000	4,142,133	42,240,099	710,549,000	294,026,000
Op Income	(143,063,000)	(7,974,012)	(5,491,140)	(167,438,000)	(75,407,000)	(66,583,000)	(4,082,384)	(2,818,341)	(169,835,000)	(73,380,000)
EBITDA %	-34%	-1182%	-8%	-18%	-15%	-23%	-6833%	-6%	-22%	-17%
Total Assets	958,910,000	12,476,833	80,806,906	2,109,006,000	739,851,000	417,624,000	5,704,673	66,239,511	1,544,264,000	282,096,000
Stockholder's Equity	741,513,000	11,735,090	49,090,474	829,155,000	392,200,000	(221,824,000)	2,999,896	41,747,957	940,990,000	(260,685,000)
Net Tangible Assets	731,422,000	10,422,447	30,939,076	(670,907,000)	345,903,000	(232,394,000)	1,722,799	24,612,107	206,090,000	(274,698,000)
Share Price (11 feb 22)	19.7	0.825	1.27	9.03	13.18					
Shares Outstanding	93,650,000	21,990,000	25,030,000	75,750,000	138,940,000					
Mkt Cap	2,770,000,000	18,138,000	31,794,000	684,065,000	1,831,000,000					
Rev Multiple (Annualized)	6.67	26.89	0.47	0.72	3.53					
Op Income Multiple	Neg	Neg	Neg	Neg	Neg					
Employees	779	22	398	3,772	1,131					
Revenue / Employee	533,103	30,663	170,383	250,711	458,141					

We believe in building businesses that have a clear path to providing not only valuable services that positively impact society, but also profitability.

The EdTech world is led by companies that do not meet these criteria. We are committed to delivering value to our students, investors, employees and communities.

APPENDIX

Introducing: Monarch Health

VISION AND MISSION: Substance Abuse

Youth With Substance Use Disorder in the Past Year



4.08% of youth in the U.S. reported a substance use disorder in the past year.
1.64% had an alcohol use disorder in the past year, while 3.16% had an illicit drug use disorder.
The rate of youth with substance use disorder increased 0.26% from last year's dataset. The largest decreases were in Arkansas (0.48%), Florida (0.48%), and Alabama (0.44%).
The largest increases were in Oregon (1.12%) and Iowa (0.87%).
The state prevalence of youth with substance use disorder ranges from:
3.19% (AL) Ranked 1-13
5.77% (OR) Ranked 39-51

Source: The State of Mental Health in America 2022

Figure 7: Estimates of Treatment Spending at U.S. Specialty Hospitals for Mental and Substance Use Disorders ($ in blns)



$22
$21
$20
$19
$18
$17
$16
$18 $19 $18 $18 $18 $18 $18 $19 $19 $20 $20 $21
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: SAMHSA, Credit Suisse.

Figure 8: Estimates of Treatment Spending at U.S. Substance Abuse Centers for Mental and Substance Use Disorders ($ in blns)



$16
$15
$14
$13
$12
$11
$10
$9
$8
$7
$6
$9 $10 $10 $10 $11 $12 $12 $13 $13 $14 $14 $15
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

Source: SAMHSA, Credit Suisse.

Substance Abuse Epidemic Facts

America is facing a growing substance abuse and addiction crisis. Drug use is on the rise with 23.5 million Americans over the age of 12 addicted to alcohol and/or drugs. According to the Centers for Disease Control (CDC), more than 70,000 American died from drug overdose in 2017. That's almost 200 people dying every day, more than gun-related homicides and car accidents combined, and that is only drug abuse, not including alcohol-related death.

Figure 9: Opioid and Other Drug-Related Deaths (1999-2015)



60,000
50,000
40,000
30,000
20,000
10,000
0
1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Opioid-related deaths
All Other Drug-Related Deaths

Source: Credit Suisse, Centers for Disease Control and Prevention.

Our proposed investment and partnership with Monarch Health is part of our commitment to helping everyone get on a path of success, even those who have been hit the hardest in life, and have suffered from the destruction of substance abuse. We are looking to help rebuild communities, families and individuals. Every soul is precious and can be a champion.

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MEETING THE NEED: Opioid Crisis

Partnering with Monarch Health to build out
Alcohol and Substance Abuse Detox Stabilization Units

MONARCH
HEALTH SERVICES GROUP

Monarch's strategy of partnering with hospitals to transform vacant beds in the service of combatting the opioid crisis is a powerful pillar in Legacy Education's mission of using impact investing to help underserved communities succeed.

Unfortunately, Monarch's business is recession proof – people turn to drugs in times of plenty and times of scarcity.

Monarchdetox.com

Strategy and Implementation

There are thousands of hospitals across the country with vacant beds, while the opioid epidemic is exploding.

This is directly analogous to our social housing strategy of using vacant homes to meet the housing needs of multiple distressed populations including veterans, foster children and those recovering from substance abuse.

Each contracted hospital bed generates over $120k / year in gross revenue. The typical facility will have 12 to 18 beds. Monarch receives its revenues from the hospitals. The hospitals are responsible for all billing, including Medicaid, Medicare, Veterans & private insurance reimbursement.

MONARCH HEALTH FINANCIAL MODEL

Low operational intensity allows rapid growth with high margins

	H2 22	H1 23	H2 23	H1 24	H2 24	H1 25	H2 25	H1 26	H2 26	H1 27	H2 27	H1 28	H2 28	H1 29
New Hospitals	2	2	2	2	2	2	2	2	2	2	2	2	2	
Steady State Hospitals		2	4	6	8	10	12	14	16	18	20	22	24	26
Revenue	720,000	2,160,000	3,600,000	5,040,000	6,480,000	7,920,000	9,360,000	10,800,000	12,240,000	13,680,000	15,120,000	16,560,000	18,000,000	18,720,000
CapEx	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	700,000	-
Corporate Executives	3	5	5	5	8	8	8	8	8	8	8	8	8	8
Corporate Non-Executives	2	5	5	5	10	10	10	15	15	15	20	20	20	20
Corporate Compensation	480,000	900,000	900,000	900,000	1,560,000	1,560,000	1,560,000	1,860,000	1,860,000	1,860,000	2,160,000	2,160,000	2,160,000	2,160,000
SEC Filings / Accounting	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Office, Travel	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Insurance	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000	100,000
Hospital Operations Overhead	720,000	1,440,000	2,160,000	2,880,000	3,600,000	4,320,000	5,040,000	5,760,000	6,480,000	7,200,000	7,920,000	8,640,000	9,360,000	9,360,000
Net Income	(1,480,000)	(1,180,000)	(460,000)	260,000	320,000	1,040,000	1,760,000	2,180,000	2,900,000	3,620,000	4,040,000	4,760,000	5,480,000	6,900,000

As a result of low incremental operating costs after the first 6 beds in each hospital, Monarch is expecting to achieve explosive growth and a net margin in excess of 40%.

After demonstrating the success of this model, a Nasdaq IPO with a market cap of $100 mm within 18 to 24 months from launch is a conservative scenario.

Our goal is to reach a market cap in excess of $300 mm within 5 years.

LEGACY
EDUCATION ALLIANCE, Inc.
OTC: LEAI

MARKET COMP: Acadia Healthcare

Healthcare and mental health in particular commands a high valuation

	Acadia Healthcare (Nasdaq: ACHC)	
$ mm	**2021**	**2020**
Revenue	2,314	2,090
Cost of Revenue	1,334	1,242
Gross Margin	980	848
Opearating Expense	583	515
Operating Income	397	333
Net Income from Continuing Operations	203	140
Balance Sheet		
Total Assets	6,499	6,879
Total Liabilities	4,600	4,374
Net Tangible Assets	(274)	(34)
Mkt Cap (30 may 22)	6,544	
Employees	22,500	
Revenue / Employee	102,844	
Price / Revenue	2.83	
Price / Earnings	32.24	
P/E TTM	27.22	

Acadia Healthcare is the leading public provider of behavioral health treatment facilities. The overhead of running the full facility services results in a 10% net margin

Acadia is the best comparable for the valuation model of Monarch Health, as it is a leader in providing mental health and substance abuse care



Key Highlights in the U.S.
More Than 75,000
Patients Treated Daily
Operating
in 40 States
Over 20,000
Employees
10,000
Behavioral Health Beds



REVENUE BY SERVICE LINE[1]
Acute inpatient psychiatric facilities, 48.8%
Specialty treatment facilities, 22.1%
Comprehensive treatment centers (CTCs), 16.7%
Residential treatment centers, 12.1%
Other, 0.3%
REVENUE BY PAYOR[1]
Medicaid, 49.6%
Commercial, 29.6%
Medicare, 15.8%
Self-Pay/Other, 5.0%
REVENUE BY GEOGRAPHY[1]
All Others 29%
PA 12%
CA 9%
AZ 6%
TN 6%
AR 6%
MI 5%
TX 5%
MA 5%
LA 4%
FL 4%
GA 3%
MS 3%
OH 3%

Source: https://finance.yahoo.com/quote/ACHC/financials?p=ACHC

https://www.acadiahealthcare.com

LEGACY EDUCATION ALLIANCE, Inc.
OTC: LEAI

MANAGEMENT LEADERSHIP

Chief Executive Officer

Harlan B. Lyons

Prior to joining as Monarch Health's Chief Executive Officer, Harlan has been building and instilling visionary leadership into startups and corporations for more than 25 years. During his illustrious career, he has negotiated key customer agreements with Fortune 500 companies including IBM, Microsoft, Radio Shack, Avnet, Conoco-Phillips and Toshiba. He has worked for various healthcare, telecommunications and technology companies and was successful in implementing revenue-building and growth strategies.

Throughout the past nearly 20 years, Harlan has raised hundreds of millions of dollars for start-up launch, turnaround, and business growth. He has served as CEO and/or President of more than 11 companies directly or through ASK Consulting Group, a consultancy he founded in 1998 specializing in start-up, M&A and roll-ups.

In 2010, in order to ensure the continued support to the US AMBER Alert Program, Harlan orchestrated the synergistic acquisition of AmberAlert.com by a privately held company operating in the child safety and mass notification segments to ensure it's longterm success.

In addition to his professional pursuits, Harlan has served on several corporate, philanthropic, and advisory boards including the Arizona Board of Childhelp USA.

Chief Operating Officer

Elsa Guerrero

Elsa's experience spans 25+ years working domestically and internationally in both private and public companies leading business and marketing strategy.

Prior to joining Monarch Health as Chief Operating Officer, Elsa served as Chief Marketing Officer of AmberAlert where she introduced child safety products and implemented its mass notification platform. Elsa was able to successfully achieve placement throughout various healthcare and retail platforms while executing a successful national awareness campaign that was the precursor to AMBER Alerts being disseminated by national mobile carriers.

Elsa's expertise in operations, technology stack, demand and lead generation were developed over the course of 20 years prior to joining Monarch Health where Elsa worked throughout the Americas and held various marketing management positions. Elsa managed all components of client and agency management to develop a 360 perspective at companies that included Sto Corp., Gensler Architecture, Kitchell Contractors, DMB Realty Network and CBS Radio.

Elsa has lived and worked throughout the Americas and is bilingual English/Spanish. She is a graduate of the Eller College of Management at the University of Arizona where she completed an M.B.A. and holds a B.A. in Communication from Arizona State University.

Ms. Guerrero lives with her husband, children and grandchildren in Minnesota.

MANAGEMENT LEADERSHIP

Chief Medical Officer

Dr. Richard Stripp

Dr. Richard Stripp has spent decades helping substance abuse patients return to healthy lives.

Dr. Stripp is an internationally recognized forensic and clinical toxicologist/pharmacologist with nearly 4 decades of experience. He currently serves as the Chief Scientific Officer for Cordant Heath Solutions, the largest privately held toxicology and molecular testing service in the United States. He is a tenured faculty member of the City University of New York and has coordinated and taught in the toxicology program in the Forensic Science Department at the John Jay College of Criminal Justice for over 18 years.

Dr. Stripp has authored dozens of peer reviewed journal articles, books and book chapters related to pathophysiology, toxicology and pharmacology. Dr. Stripp has served as a qualified expert in thousands of forensic and clinical toxicology cases both nationally and internationally. He has testified and provided expert opinions for various legal and medical entities including the United States Army, Navy, and Air Force. Dr. Stripp is qualified as an expert toxicologist nationwide at local state and federal court systems. He is widely considered the foremost expert in toxicology and pharmacology in the United States and has developed cutting edge methodologies related to testing and novel drug development and therapies.

Prior to joining Cordant, Dr. Stripp founded the American Forensic Toxicology Services in New York, served for the Department of Homeland Security (formally DOE) and worked for the Office of the Chief Medical Examiner for the City of New York.

Dr. Richard Stripp lives with his wife in Long Island, NY.

Chief Financial Officer

Proposed – pending completion of investment

Barry J. Kostiner

Mr. Kostiner brings to the company vast knowledge in structuring publicly traded companies. Mr. Kostiner's 20-year career in energy includes nearly a decade at Goldman Sachs and Merrill Lynch and their affiliates, with a focus on energy trading and portfolio management.

In his role as Chief Financial Officer of Monarch Health, Mr. Kostiner is bringing resources and partnerships from his concurrent roles in Legacy Education and Family Office Experiences, as well as SPACs and multiple asset-focused investment vehicles.

Mr. Kostiner was previously the CFO of Ameri100. Ameri100 is a global IT solutions business focused on SAP with operations in both the US and India. Ameri100's Nasdaq listing was acquired by a cannabinoid pharma company focused on palliative therapies for cancer patients. Additionally, Mr. Kostiner advised a skilled nursing facility operator on data analytics and M&A, and an Indian AI and geospatial technology incubator.

Mr. Kostiner earned a Bachelor's of Science degree in Electrical Engineering with a minor in history, and a Master's of Science in Operations Research from MIT. His thesis on the mathematics of electric industry deregulation was sponsored by Harvard's Kennedy School of Government.

Mr. Kostiner lives with his wife and children in New York.